UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

AUGUST 31, 2014

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 91.3%
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.3%
Johnson Controls Inc., Senior Notes	3.625%	7/2/24	$660,000	$672,043

Automobiles - 1.6%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,140,000	1,538,844
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,078,919
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	813,429
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	380,000	406,709

Total Automobiles				3,837,901

Hotels, Restaurants & Leisure - 0.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,034,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	170,000	180,519	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	480,000	489,600	(a)

Total Hotels, Restaurants & Leisure				1,704,494

Household Durables - 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	1,140,000	1,162,800
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	160,000	183,600

Total Household Durables				1,346,400

Media - 7.0%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	2,400,000	3,082,188
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,285,822
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,753,020
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,453,125
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	110,000	141,393
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	120,000	121,958
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,390,000	1,772,896
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	370,000	557,905
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	262,767
UBM PLC, Notes	5.750%	11/3/20	740,000	796,509	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,140,000	(a)
WPP Finance 2010, Senior Notes	5.625%	11/15/43	260,000	291,456
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,002,271

Total Media				16,661,310

Specialty Retail - 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	298,900
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,439,153

Total Specialty Retail				1,738,053

TOTAL CONSUMER DISCRETIONARY				25,960,201

CONSUMER STAPLES - 4.2%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	555,829
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	140,000	141,750
PepsiCo Inc., Senior Notes	3.600%	3/1/24	210,000	219,076
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	590,000	682,935	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	1,109,639	(a)

Total Beverages				2,709,229

Food Products - 0.7%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	589,480
Mondelez International Inc., Senior Notes	5.375%	2/10/20	491,000	562,340
Mondelez International Inc., Senior Notes	4.000%	2/1/24	410,000	431,869

Total Food Products				1,583,689

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - 2.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$1,000,000	$1,316,839
Altria Group Inc., Senior Notes	9.950%	11/10/38	430,000	732,673
Altria Group Inc., Senior Notes	10.200%	2/6/39	280,000	486,199
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	671,970
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	652,658
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	646,287
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,220,000	1,195,225

Total Tobacco				5,701,851

TOTAL CONSUMER STAPLES				9,994,769

ENERGY - 11.7%
Oil, Gas & Consumable Fuels - 11.7%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	373,483
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	155,015
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	180,249
Apache Corp., Senior Notes	4.750%	4/15/43	840,000	895,150
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	2,042,468
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	1,080,000	1,548,000
Ecopetrol SA, Senior Notes	5.875%	5/28/45	284,000	307,703
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	420,000	488,250
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	953,667
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,746,993
Hess Corp., Notes	7.875%	10/1/29	440,000	617,444
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	644,858
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,692,009
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	1,014,652
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	902,230
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	260,000	246,402	(a)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	240,000	241,238	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	940,000	847,410	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	900,000	958,500	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	650,000	692,250	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	800,302
Noble Energy Inc., Senior Notes	5.250%	11/15/43	240,000	269,367
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,237,500
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	440,000	518,852
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,198,219
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	872,000	977,631
Petroleos Mexicanos, Notes	6.375%	1/23/45	390,000	472,875	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	282,500
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	32,000	35,520
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	410,000	477,138
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	11,546
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	852,759
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	908,646
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,174,431
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,130,000	1,140,189
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	75,104
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	192,569
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	515,285

TOTAL ENERGY				27,688,404

FINANCIALS - 34.8%
Banks - 15.4%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,381,938
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	206,541
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,649,766
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,010,000	1,026,489
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	405,000
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	537,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 15.4% (continued)
CIT Group Inc., Senior Notes	5.000%	8/1/23	$350,000	$366,275
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	330,000	316,566	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	470,000	480,277	(b)(c)
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,531,529
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	633,985
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	2,078,251
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	850,000	954,304
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	804,184
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	750,000	891,511
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	583,125	(a)(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	700,000	721,350	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	470,000	482,925	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,951,001
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	888,942
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,060,000	1,087,504	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	710,000	841,350	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,377,398
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,540,000	1,684,078
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	163,355
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	820,000	955,764
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	1,580,000	1,512,850	(a)(b)(c)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	760,000	841,410	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/20/14	410,000	403,850	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,005,123
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	610,000	638,213	(b)(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	500,000	512,182
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	500,000	589,312

Total Banks				36,503,348

Capital Markets - 8.4%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,850,777
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,540,000	1,536,920	(a)(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,799,410
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	604,871
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	3,206,217
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	960,000	1,023,245	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,155,311
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	670,000	941,470
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	2,027,991
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,218,316
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	182,898
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	392,082

Total Capital Markets				19,939,508

Consumer Finance - 1.7%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,947,007
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,599,812
SLM Corp., Senior Notes	6.125%	3/25/24	480,000	495,000

Total Consumer Finance				4,041,819

Diversified Financial Services - 5.7%
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	360,000	420,555	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	883,198
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	118,055	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - 5.7% (continued)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	$1,000,000	$1,118,079	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	130,000	149,266
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,820,000	3,918,252
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	420,000	466,788	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.020%	12/21/65	800,000	776,000	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	943,650
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	244,464
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	404,250
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	734,487	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,200,000	1,380,000	(a)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	1,260,000	1,445,883
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(b)

Total Diversified Financial Services				13,541,677

Insurance - 3.3%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	90,000	97,313
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,206,794
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	350,569
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	354,750	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	330,000	391,050	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,103,931	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,544,781
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	826,791	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,419,642	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	524,876

Total Insurance				7,820,497

Real Estate Management & Development - 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	460,000	623,046

TOTAL FINANCIALS				82,469,895

HEALTH CARE - 3.4%
Biotechnology - 0.7%
Amgen Inc., Senior Notes	3.625%	5/22/24	50,000	50,945
Amgen Inc., Senior Notes	5.150%	11/15/41	700,000	777,458
Celgene Corp., Senior Notes	3.625%	5/15/24	560,000	572,055
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	122,119

Total Biotechnology				1,522,577

Health Care Providers & Services - 1.5%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	59,842
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,094,056
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,187,658
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,276,588

Total Health Care Providers & Services				3,618,144

Pharmaceuticals - 1.2%
AbbVie Inc., Senior Notes	4.400%	11/6/42	450,000	454,483
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	809,810
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,383,982
Zoetis Inc., Senior Notes	4.700%	2/1/43	270,000	281,909

Total Pharmaceuticals				2,930,184

TOTAL HEALTH CARE				8,070,905

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS - 4.5%
Aerospace & Defense - 0.6%
Exelis Inc., Senior Notes	5.550%	10/1/21	$885,000	$971,078
Textron Inc., Senior Notes	4.300%	3/1/24	400,000	419,627

Total Aerospace & Defense				1,390,705

Air Freight & Logistics - 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	931,530

Airlines - 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	480,000	501,864	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	506,675	525,675
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	149,098	173,520
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	508,987	596,151
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	181,719	202,162
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	134,908	152,784
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	242,430	269,097
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	260,608	280,153
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	86,572	96,528
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	240,000	254,400
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	648,558	759,623
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	565,530	639,049

Total Airlines				4,451,006

Commercial Services & Supplies - 0.8%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	252,717
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	900,000	913,500	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	726,981

Total Commercial Services & Supplies				1,893,198

Machinery - 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	390,022
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	214,175

Total Machinery				604,197

Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	492,000	494,460

Road & Rail - 0.4%
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	760,000	830,922
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	70,000	74,375	(a)

Total Road & Rail				905,297

TOTAL INDUSTRIALS				10,670,393

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	351,900

IT Services - 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	91,000	98,735	(a)

Semiconductors & Semiconductor Equipment - 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	413,305

TOTAL INFORMATION TECHNOLOGY				863,940

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 4.8%
Chemicals - 0.4%
Ecolab Inc., Senior Notes	5.500%	12/8/41	$260,000	$306,229
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	160,000	172,964
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	306,623

Total Chemicals				785,816

Containers & Packaging - 0.3%
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	710,000	775,502

Metals & Mining - 4.0%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,200,000	1,209,905
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	190,000	180,675
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	460,000	437,478
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	210,000	227,733
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,605,304
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	291,429
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	258,000
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,486,085
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	500,000	522,500	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,312,727	(a)

Total Metals & Mining				9,531,836

Paper & Forest Products - 0.1%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	200,000

TOTAL MATERIALS				11,293,154

TELECOMMUNICATION SERVICES - 9.4%
Diversified Telecommunication Services - 7.9%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,706,518
AT&T Inc., Senior Notes	5.550%	8/15/41	440,000	505,441
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	3,236,488
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,691,085
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,250,000	1,250,000
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	475,361
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	610,000	697,688
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	830,000	847,638	(a)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	140,000	184,389
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	400,000	397,000	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,250,000	1,364,062
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,460,000	2,787,229
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,503,000	1,938,691
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	1,508,000	1,580,342	(a)

Total Diversified Telecommunication Services				18,661,932

Wireless Telecommunication Services - 1.5%
America Movil SAB de CV, Senior Notes	4.375%	7/16/42	800,000	784,152
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,182,204
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	280,000	333,550	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	700,000	752,500	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	544,597

Total Wireless Telecommunication Services				3,597,003

TOTAL TELECOMMUNICATION SERVICES				22,258,935

UTILITIES - 7.2%
Electric Utilities - 5.5%
Berkshire Hathaway Energy, Senior Notes	5.750%	4/1/18	1,000,000	1,138,830
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	1,000,000	1,279,174
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	576,370
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	683,322
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	830,714

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - 5.5% (continued)
FirstEnergy Corp., Notes	7.375%	11/15/31	$3,040,000	$3,701,723
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,180,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,114,975	(a)
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	745,027
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	854,780

Total Electric Utilities				13,104,915

Gas Utilities - 0.8%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	2,001,081

Independent Power and Renewable Electricity Producers - 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,309,000

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	638,407

TOTAL UTILITIES				17,053,403

TOTAL CORPORATE BONDS & NOTES (Cost - $187,700,968)				216,323,999

MUNICIPAL BONDS - 0.5%
Alabama - 0.1%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	310,000	346,434

California - 0.1%
University of California Revenue	4.062%	5/15/33	220,000	222,238

Illinois - 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	20,000	24,352
Illinois State, GO, Build America Bonds - Taxable	6.725%	4/1/35	530,000	596,181

Total Illinois				620,533

TOTAL MUNICIPAL BONDS (Cost - $1,145,297)				1,189,205

SENIOR LOANS - 0.3%
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
Nielsen Finance LLC, USD Term Loan B2 (Cost - $641,626)	3.157%	4/15/21	641,626	643,511	(d)(e)

SOVEREIGN BONDS - 1.1%
Colombia - 0.5%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	941,000	1,096,265

Russia - 0.3%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	685,000	763,775	(f)

Turkey - 0.3%
Republic of Turkey, Notes	4.875%	4/16/43	840,000	819,000

TOTAL SOVEREIGN BONDS (Cost - $2,373,359)				2,679,040

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.2%
U.S. Government Obligations - 0.2%
U.S. Treasury Bonds (Cost - $393,802)	3.625%	2/15/44	370,000	409,630

			SHARES
COMMON STOCKS - 0.6%
FINANCIALS - 0.6%
Banks - 0.6%
Citigroup Inc. (Cost - $1,474,006)			29,728	1,535,451

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 2.1%
FINANCIALS - 2.1%
Banks - 0.5%
M&T Bank Corp.	6.375%		1,000	$1,074,660
U.S. Bancorp	5.150%		3,585	82,813

Total Banks				1,157,473

Capital Markets - 0.2%
State Street Corp.	5.900%		16,755	437,306	(b)

Consumer Finance - 1.2%
GMAC Capital Trust I	8.125%		105,800	2,843,904	(b)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	7.875%		17,525	477,381	(b)

TOTAL PREFERRED STOCKS (Cost - $4,501,533)				4,916,064

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $198,230,591)				227,696,900

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 2.0%
Repurchase Agreements - 2.0% Goldman Sachs & Co. repurchase agreement dated 8/29/14; Proceeds at maturity - $4,700,021; (Fully collateralized by U.S. government agency obligations, 1.660% due 12/10/18; Market value - $4,797,925) (Cost - $4,700,000)	0.040%	9/2/14	$4,700,000	4,700,000

TOTAL INVESTMENTS - 98.1% (Cost - $202,930,591#)				232,396,900
Other Assets in Excess of Liabilities - 1.9%				4,420,544

TOTAL NET ASSETS - 100.0%				$236,817,444

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(e)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(f)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO	— General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$216,323,999	—	$216,323,999
Municipal bonds	—	1,189,205	—	1,189,205
Senior loans	—	643,511	—	643,511
Sovereign bonds	—	2,679,040	—	2,679,040
U.S. government & agency obligations	—	409,630	—	409,630
Common stocks	$1,535,451	—	—	1,535,451
Preferred stocks	4,916,064	—	—	4,916,064

Total long-term investments	$6,451,515	$221,245,385	—	$227,696,900

Short-term investments†	—	4,700,000	—	4,700,000

Total investments	$6,451,515	$225,945,385	—	$232,396,900

Other financial instruments:
Futures contracts	$7,250	—	—	$7,250

Total	$6,458,765	$225,945,385	—	$232,404,150

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$170,149	—	—	$170,149
Forward foreign currency contracts	—	$49,793	—	49,793
OTC credit default swaps on corporate issues - buy protection‡	—	74,865	—	74,865

Total	$170,149	$124,658	$—	$294,807

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts

Notes to Schedule of Investments (unaudited) (continued)

of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $124,658. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,935,280
Gross unrealized depreciation	(468,971)

Net unrealized appreciation	$29,466,309

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	43	12/14	$5,102,694	$5,109,944	$7,250

Contracts to Sell:
U.S. Treasury 10-Year Notes	275	12/14	34,481,442	34,589,843	(108,401)
U.S. Treasury Long-Term Bonds	27	12/14	3,741,217	3,782,531	(41,314)
U.S. Treasury Ultra Long-Term Bonds	6	12/14	912,566	933,000	(20,434)

					$(170,149)

Net unrealized depreciation on open futures contracts					$(162,899)

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Depreciation
Contracts to Buy:
Japanese Yen	Citibank N.A.	235,378,000	$2,263,004	10/16/14	$(49,793)

At August 31, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs (Energy Transfer Partners LP, 5.950%, due 2/1/15)	$550,000	12/20/18	0.677%	1.000% quarterly	$(7,467)	$2,223	$(9,690)
Goldman Sachs Group Inc. (E.I. du Pont de Nemours & Co., 5.250%, due 12/15/16)	780,000	3/20/19	0.344%	1.000% quarterly	(22,806)	(20,223)	(2,583)
Goldman Sachs Group Inc. (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	1,100,000	12/20/18	0.599%	1.000% quarterly	(18,538)	(8,544)	(9,994)
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	856,423	3/20/19	0.318%	1.000% quarterly	(26,054)	(20,696)	(5,358)

Total	$3,286,423				$(74,865)	$(47,240)	$(27,625)

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$7,250	$(170,149)	—	—	$(162,899)
Foreign Exchange Risk	—	—	$(49,793)	—	(49,793)
Credit Risk	—	—	—	$(74,865)	(74,865)

Total	$7,250	$(170,149)	$(49,793)	$(74,865)	$(287,557)

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$7,879,489
Futures contracts (to sell)	34,588,997
Forward foreign currency contracts (to buy)	2,165,997
Forward foreign currency contracts (to sell)†	1,331,100

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,959,138
Credit default swap contracts (to sell protection)†	180,000

†	At August 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 22, 2014